SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest

Event Reported): April 20, 2004

WJ COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-31337

DELAWARE

94-1402710
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

401 River Oaks Parkway, San Jose, California

95134
(Address of principal executive offices)	(Zip Code)

(408) 577-6200
(Registrant’s telephone number, including area code)

Item 7.                                                                 Financial Statements and Exhibits

(c) Exhibits

99.1                           Press Release dated April 20, 2004 announcing the Company’s financial results for the quarterly period ended March 28, 2004.

Item 12.                                                          Disclosure of Results of Operations and Financial Condition.

On April 20, 2004, WJ Communications, Inc. (the “Company”) issued a press release relating to its financial results for the quarterly period ended March 28, 2004. A copy of the Company’s Press Release and the financial statements which were included in the Press Release, is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 12 of this Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WJ COMMUNICATIONS, INC.

By:	/s/ FRED J. KRUPICA
Fred J. Krupica
Chief Financial Officer
(principal financial officer)

Dated:  April 20, 2004